Income Taxes	12 Months Ended
Dec. 31, 2014
Notes to Consolidated Financial Statements [Abstract]
Income Taxes
INCOME TAXES
Income Before Income Taxes. The sources of income from continuing operations before income taxes are:

(dollars in millions)	2014	2013	2012
United States	$4,270	$3,658	$2,595
Foreign	4,617	4,654	4,316
	$8,887	$8,312	$6,911

With few exceptions, U.S. income taxes have not been provided on undistributed earnings of UTC's international subsidiaries. These earnings relate to ongoing operations and were approximately $28 billion as of December 31, 2014. It is not practicable to estimate the amount of tax that might be payable. We intend to reinvest these earnings permanently outside the U.S. or to repatriate the earnings only when it is tax effective to do so.
Provision for Income Taxes. The income tax expense (benefit) for the years ended December 31, 2014, 2013 and 2012 consisted of the following components:

(dollars in millions)	2014	2013	2012
Current:
United States:
Federal	$349	$616	$403
State	47	55	9
Foreign	1,492	1,325	1,179
	1,888	1,996	1,591
Future:
United States:
Federal	408	262	335
State	(39)	36	111
Foreign	7	(56)	(326)
	376	242	120
Income tax expense	$2,264	$2,238	$1,711
Attributable to items credited (charged) to equity and goodwill	$1,535	$(1,661)	$297

Reconciliation of Effective Income Tax Rate. Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2014	2013	2012
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(3.4)%	(5.8)%	(6.4)%
Tax audit settlements	(4.2)%	(0.4)%	(3.4)%
Other	(1.9)%	(1.9)%	(0.4)%
Effective income tax rate	25.5%	26.9%	24.8%

The 2014 effective tax rate reflects a favorable tax adjustment of $213 million related to the conclusion of the examination of UTC’s 2009 - 2010 tax years, a favorable tax adjustment of $84 million related to the resolution of disputed tax matters with the Appeals Division of the IRS for UTC’s 2006 - 2008 tax years, a favorable tax impact of $40 million related to the conclusion of the State of Connecticut's review of UTC’s 2010 - 2012 tax years and a favorable tax impact of $34 million related to the conclusion of the Canada Revenue Agency’s examination of the company's research credits claimed in 2006-2012. Also included is a favorable tax adjustment of $175 million associated with management’s decision to repatriate additional high taxed dividends from the current year. These are partially offset by an unfavorable tax adjustment of approximately $265 million related to the 1998 reorganization of the corporate structure of Otis operations in Germany, a matter which is currently in litigation. This is reported in the table above in tax on international activities.
The 2013 effective tax rate reflects a favorable non-cash income tax adjustment of approximately $35 million related to the conclusion of the examination of Goodrich's 2009 - 2010 tax years and resolution of a dispute with the IRS for Goodrich's 2001 - 2006 tax years. In addition, the 2013 effective tax rate also reflects a favorable tax impact of $95 million associated with the legislative corporate tax extenders enacted in January 2013, as part of the American Taxpayer Relief Act of 2012, as well as the favorable tax impact of $24 million related to a U.K. tax rate reduction enacted in July 2013.
The 2012 effective tax rate reflects a favorable non-cash income tax adjustment of approximately $203 million related to the conclusion of the IRS's examination of UTC's 2006 – 2008 tax years, as well as a reduction in tax expense of $34 million related to the favorable resolution of disputed tax matters with the Appeals Division of the IRS for the tax years 2004 – 2005. The favorable income tax impact of $225 million related to the release of non-U.S. valuation allowances resulting from internal legal entity reorganizations is also included in the 2012 effective rate. This is reported in the table above in tax on international activities.
Deferred Tax Assets and Liabilities. Future income taxes represent the tax effects of transactions which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Current and non-current future income tax benefits and payables within the same tax jurisdiction are generally offset for presentation in the Consolidated Balance Sheet.
The tax effects of net temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2014 and 2013 are as follows:

(dollars in millions)	2014	2013
Future income tax benefits:
Insurance and employee benefits	$1,122	$747
Other asset basis differences	369	365
Other liability basis differences	1,039	1,187
Tax loss carryforwards	418	386
Tax credit carryforwards	905	1,184
Valuation allowances	(428)	(669)
	$3,425	$3,200
Future income taxes payable:
Insurance and employee benefits	$(1,911)	$(992)
Other asset basis differences	4,584	4,649
Other items, net	(124)	(178)
Tax loss carryforwards	(242)	(346)
Tax credit carryforwards	(58)	(68)
Valuation allowances	184	273
	$2,433	$3,338

The future income taxes payable balances of $2,433 million and $3,338 million, reflected in the table above, for the years ended December 31, 2014 and 2013, respectively, are reported in accrued liabilities and other long-term liabilities on our Consolidated Balance Sheet.
Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts. The table above reflects reductions in 2014 to tax credit carryforwards and valuation allowances associated with an agreement with a state taxing authority for the monetization of tax credits.
Tax Credit and Loss Carryforwards. At December 31, 2014, tax credit carryforwards, principally state and foreign, and tax loss carryforwards, principally state and foreign, were as follows:

(dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2015-2019	$29	$555
2020-2024	10	242
2025-2034	243	726
Indefinite	681	2,118
Total	$963	$3,641

Unrecognized Tax Benefits. At December 31, 2014, we had gross tax-effected unrecognized tax benefits of $1,089 million, of which, $1,002 million, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2014, 2013 and 2012 is as follows:

(dollars in millions)	2014	2013	2012
Balance at January 1	$1,223	$1,073	$946
Additions for tax positions related to the current year	164	113	232
Additions for tax positions of prior years	435	211	221
Reductions for tax positions of prior years	(47)	(41)	(21)
Settlements	(686)	(133)	(305)
Balance at December 31	$1,089	$1,223	$1,073
Gross interest expense related to unrecognized tax benefits	$180	$51	$40
Total accrued interest balance at December 31	$292	$262	$270

Included in the balance at December 31, 2014 is $87 million of tax positions whose tax characterization is highly certain but for which there is uncertainty about the timing of tax return inclusion. Because of the impact of deferred tax accounting, other than interest and penalties, the timing would not impact the annual effective tax rate but could accelerate the payment of cash to the taxing authority to an earlier period.
We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, India, Italy, Japan, Singapore, South Korea, Spain, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2003.
During the quarter ended December 31, 2014, the Company resolved certain litigation and Internal Revenue Service (IRS) Appeals proceedings related to an issue involving the proper timing of deductions taken by Goodrich Corporation in its tax years 2005 through 2010, prior to its acquisition by UTC. As a result, the Company recognized non-cash gains of approximately $93 million during the fourth quarter of 2014, primarily comprised of pre-tax interest.
During the quarter ended September 30, 2014, IRS Appeals proceedings for UTC tax years 2006 through 2008 were completed. Additionally, during the quarter ended September 30, 2014, an agreement was reached between the Company and the Canada Revenue Agency (CRA) with respect to the amount of the research credits to which the Company was entitled for tax years 2006 through 2012. As a result of the completed IRS Appeals activity and agreement with the CRA, the Company recognized predominantly non-cash gains of approximately $141 million, including a pre-tax interest adjustment of $23 million. Additionally, during the third quarter of 2014, the IRS commenced audits of UTC tax years 2011 and 2012 as well as pre-acquisition Goodrich tax years 2011 and 2012 through the date of acquisition by UTC, both of which are expected to continue beyond the next twelve months.
During the quarter ended June 30, 2014, the Examination Division of the IRS completed a review of UTC tax years 2009 and 2010 and the Examination Division of the Connecticut Department of Revenue Services completed a review of UTC’s tax years 2010 through 2012. As a result of the completion of these examinations, the Company recognized predominantly non-cash gains of approximately $274 million, including a pre-tax interest adjustment of $21 million. The Company also reached an agreement with a state taxing authority during the second quarter of 2014 for the monetization of tax credits resulting in a gain of approximately $220 million through Other income, net in the quarter ended June 30, 2014. Additionally, a dispute related to a proposed disallowance of certain deductions claimed in France for tax years 2008 through 2011 was settled with the French Tax Authority during the quarter ended June 30, 2014 consistent with reserves that had been established for the matter.
During 2013, the Company recognized a predominantly non-cash settlement gain of approximately $34 million for interest relating to the closure of IRS audits of UTC through 2005. During 2013, the IRS also completed examination activity of Goodrich tax years 2009 and 2010, prior to its acquisition by UTC, resulting in a non-cash settlement gain of approximately $24 million, including $2 million of interest. Additionally, certain litigation regarding the proper timing of deductions taken by Goodrich in its tax years 2001 and 2002, prior to its acquisition by UTC, was resolved in 2013 resulting in recognition of a non-cash settlement gain of approximately $25 million, including $12 million of interest.
During 2012, the IRS completed examination fieldwork for our 2006 through 2008 tax years and issued its audit report. During 2012, we also reached final resolution with the Appeals Division of the IRS for our 2004 and 2005 tax years regarding certain proposed adjustments with which we did not agree. As a result of the above described events with respect to our 2004 - 2005 and 2006 - 2008 tax years, we recorded reductions in tax expense in 2012 in the aggregate amount of $237 million.
It is reasonably possible that over the next 12 months the amount of unrecognized tax benefits may change within a range of a net increase of $95 million to a net decrease of $445 million as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes.
See Note 17, Contingent Liabilities, for discussion regarding uncertain tax positions, included in the above range, related to pending litigation with respect to certain deductions claimed in Germany.